Innovation. Evolution. Impact. Exhibit 99.1

Innovation. Evolution. Impact. 2
Safe Harbor Statement
•
This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.
•
These statements involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements.
•
Such forward-looking statements include statements regarding the therapeutic potential of Infinity’s Hedgehog pathway, FAAH, PI3K and Hsp90 chaperone inhibitors; future development activity for IPI-504, IPI-493, IPI-926, IPI-940 and IPI-145; the presentation of clinical data for IPI-504, IPI-493 and IPI-926; estimates of 2010 financial performance; the continuation of the Purdue/Mundipharma alliance; and the expectation that Infinity will have capital to support its current operating plan into 2013.
•
Such forward-looking statements are subject to numerous factors, risks and uncertainties that may cause actual events or results to differ materially from the company's current expectations. For example, there can be no guarantee that Infinity’s strategic alliance with Purdue/Mundipharma will continue for its expected term or that these entities will fund Infinity’s programs as agreed, or that any product candidate Infinity is developing will successfully complete necessary preclinical and clinical development phases. Further, there can be no guarantee that any positive developments in Infinity’s product portfolio will result in stock price appreciation.
Infinity’s expectations could also be affected by risks and uncertainties relating to: results of clinical trials and preclinical studies, including subsequent analysis of existing data and new data received from ongoing and future studies; the content and timing of decisions made by the U.S. Food and Drug Administration and other regulatory authorities, investigational review boards at clinical trial sites, and publication review bodies; Infinity's ability to enroll patients in its clinical trials; unplanned cash requirements and expenditures, including in connection with business development activities; market acceptance of any products Infinity or its partners may successfully develop; Infinity’s license and development agreement with Intellikine and Infinity's ability to obtain, maintain and enforce patent and other intellectual property protection for any product candidate it is developing.
•
These and other risks which may impact management's expectations are described in greater detail under the caption "Risk Factors"
included in Infinity's quarterly report on Form 10-Q filed with the U.S. Securities and Exchange Commission on November 9, 2010.
•
Further, any forward-looking statements contained in this presentation speak only as of the date hereof, and Infinity expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.
•
All trademarks used in this presentation are the property of their respective owners.
•
Our Internet website is http://www.infi.com. We regularly use our website to post information regarding our business, product development programs and governance. We encourage investors to use www.infi.com, particularly the information in the section entitled “Investors/Media,” as a source of information about Infinity. References to www.infi.com in this presentation are not intended to, nor shall they be deemed to, incorporate information on www.infi.com into this presentation by reference.
2 2

Innovation. Evolution. Impact.
Infinity:
Innovation. Evolution. Impact.

Integrated Team
Proven drug developers
and company builders
Financial Strength
Cash runway into 2013
Ownership of Valuable Product Rights
Establishing commercial infrastructure in U.S.
Diverse Pipeline of Broadly
Applicable Targeted Therapies
Spanning Oncology and
Autoimmune/Inflammatory Diseases
Four candidates in the clinic
Fifth new IND planned for 2011

Innovation. Evolution. Impact. Financial Strength to Create Value Substantial Capital to Invest in Pipeline and Access External Opportunities 4 January 1, 2011: Est. $225M - $235M in Capital

Innovation. Evolution. Impact.
Strategic Partnerships Enabling INFI To Become
a Fully Integrated Biopharmaceutical Company
• 100% R&D funding for partnered programs, including Hedgehog, PI3K, FAAH and early discovery programs
– INFI leads all discovery and development efforts through registration for programs other than FAAH
– Mundi expected to make a decision about 2012 program funding commitment during the first half of December
• Retention of valuable commercial rights and downstream financial participation
– INFI has U.S. commercialization rights to all programs other than FAAH
– Significant royalties on ex-U.S. sales and U.S. sales of FAAH inhibitors
• Access to worldwide leadership in pain management and ex-US commercial markets

Innovation. Evolution. Impact. Developing a Pipeline of Broadly Applicable, Targeted Therapies 6 IPI-926 Hedgehog Pain Oncology Inflammation IPI-145 PI3K / IPI-940 FAAH IPI-504; IPI-493 Hsp90

Broadly Applicable, Targeted Therapies in Oncology

Innovation. Evolution. Impact. 8
IPI-926:
Significant Anti-Cancer Opportunity by Inhibiting
Malignant Activation of the Hedgehog Pathway
Targeting the Microenvironment
Targeting the Tumor Cell
Targeting Residual Disease

Innovation. Evolution. Impact.
Mean (±SD) Plasma IPI-926 Concentrations Following a Single 130 mg Dose and
Following Repeated Once-Daily Administration of 130 mg IPI-926
.
IPI-926 Phase 1 Study in Advanced or
Metastatic Solid Tumors
PK Profile Supports Once Daily Dosing

Rudin et al. ESMO 2010

Innovation. Evolution. Impact. 10 Rudin et al. ESMO 2010 IPI-926 Phase 1 Study Evidence of Clinical Activity in BCC Patients Patients with BCC Who Have Not Had Prior Treatment with a Hh-Inhibitor

1 2 3 4 5 6 7 8 9 10 11

9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24

Infinity
PHARMACEUTICALS

Innovation. Evolution. Impact. 11 Patient A Evidence of Clinical Activity in Patients with BCC Rudin et al. ESMO 2010 Baseline 6 Mos.

Patient B

Baseline
4 Mos.

Infinity
PHARMACEUTICALS

Innovation. Evolution. Impact. 12 Evidence of Clinical Activity in Patients with BCC Rudin et al. ESMO 2010

Innovation. Evolution. Impact.
• The majority of related AEs were Grade 1 or 2
• No Grade 4 or 5 related AEs have been observed
• Primary related AEs were Grade 1 and 2 fatigue and
nausea

Rudin et al. ESMO 2010
IPI-926 Phase 1 Study
Favorable Tolerability Profile

Innovation. Evolution. Impact.
IPI-926: Strong Preclinical Rationale for
Targeting Minimal Residual Disease

IPI-926 in SCLC model
1
1
Travaglione et al., 2008 AACR
3
Mandley et al., 2010 AACR
2
Proctor et al., 2010 AACR
IPI-926 in castration resistant
prostate cancer model
2
IPI-926 in NSCLC model
3
Phase 2 study in minimal residual disease setting
expected to begin in 2011

Innovation. Evolution. Impact.
Pancreatic Cancer: A Difficult-to-Treat,
Devastating Disease
• 4
th
leading cause of cancer death in the U.S.
– Estimated 40,000 new cases expected in 2010
• Highest mortality rate of all major cancers
– Average survival is <6 months
– 5-year survival < 5%
• Highly resistant to treatment with many drugs
• Historically considered an “undruggable” tumor

IPI-926 represents a fundamentally new approach to
treating pancreatic cancer

Innovation. Evolution. Impact.
IPI-926:  Strong Preclinical Rationale for
Targeting the Tumor Microenvironment

1
Olive et al., 21 May 2009 Science
2
Travaglione et al., 2010 AACR
IPI-926 + Gemzar
®
doubles median
survival in pancreatic cancer
model1
IPI-926 + Abraxane
®
significantly decreased tumor
growth (77%) and increased tumor perfusion in
pancreatic cancer model
2

Innovation. Evolution. Impact.
IPI-926: Phase 1b/2 Study in Pancreatic Cancer
• Phase 1b:  Determine safety profile and MTD
• Phase 2:  Evaluate safety and efficacy
– Primary endpoint is
overall
survival;
secondary endpoints include
progression free survival, time to progression, overall response rate
– Rigorous design to mitigate Phase 3 risk

Dose
Escalation
MTD
Randomization
IPI-926 + Gemcitabine
Placebo + Gemcitabine
Phase 1b Phase 2

Smo
Mutated Ptc
Smo
Sufu
Gli
Gli
Increased Gli-1,
Cyclin D1, Myc & Bcl-2
Gli

Smo
Ptc
Hh
Sufu
Gli
Smo
Gli
Increased Gli-1,
Cyclin D1, Myc & Bcl-2
Gli

Tumor Cell
Smo
Ptc
Sufu
Gli
Smo
Gli
Increased Gli-1,
Cyclin D1, Myc & Bcl-2
Gli
Stromal Cell

Infinity PHARMACEUTICALS

Innovation. Evolution. Impact.
IPI-926: Significant
Potential Across a Broad
Range of Difficult-to-Treat Cancers

•
Preclinical models support development in all three modes of action
•
Promising Phase 1 data in BCC recently reported
•
Phase 2 study in residual disease setting anticipated in 2011
•
Rigorous Phase 1b/2 study in pancreatic cancer study ongoing
Targeting the Microenvironment Targeting the Tumor Cell Targeting Residual Disease

Innovation. Evolution. Impact. 19
Hsp90 chaperone stabilizes
oncoproteins
Hsp90 inhibitors combinable with
best available therapies
Inhibiting Hsp90 degrades
oncoproteins, stopping tumor growth
IPI-504 and IPI-493:
Broadly Attacking Oncoproteins through
Hsp90 Chaperone Inhibition

Innovation. Evolution. Impact.
IPI-504 i.v.: Current Status
•
Well-tolerated in multiple studies at
biologically active doses
– Phase 2 mBC with Herceptin
®
– Phase 2 study NSCLC
– Phase 1b solid tumor with Taxotere
®
•
Two NSCLC studies ongoing
– Validation in NSCLC patients with
ALK rearrangements (IST)
– Phase 1b study with Taxotere
®
•
No additional trials planned at this
time
– Any future studies will be based on
data and market insights

1
Sequist et al., 2010 ASCO

Innovation. Evolution. Impact.
IPI-493 Oral: Distinct Pharmaceutical Properties
•
Phase 1 program underway
– Two ongoing Phase 1 studies – one in hematologic malignancies and one in solid tumors
– Studies designed to assess efficacy and dosing regimen
– Demonstration of client protein degradation by IPI-493 a key milestone for further investment
•
Data and articulation of future plans for Hsp90 program
anticipated in 2011

Broadly Applicable, Targeted Therapies in Pain and Inflammation

Presynaptic
CBR
Glu
Anandamide
Postsynaptic
Arachidonic Acid
FAAH
Ethanolamine

Infinity PHARMACEUTICALS

Innovation. Evolution. Impact. 23 IPI-940: Combating the Magnitude of Neuropathic Pain by Inhibiting Fatty Acid Amide Hydrolase (FAAH)

Innovation. Evolution. Impact.
IPI-940: Novel Agent Enabling the Body’s Natural
Analgesia
•
Novel, oral agent designed to potentiate the magnitude and
duration of body’s natural analgesia
•
Encouraging preliminary data from single-dose study of IPI-940 in normal healthy adult volunteers
– Marked FAAH inhibition and increased anandamide levels observed
– No observed dose-limiting toxicities or clinically significant changes in clinical laboratory values
•
Additional Phase 1 development of IPI-940 is ongoing
•
Purdue and Mundipharma exercised rights for worldwide
development and commercialization

Innovation. Evolution. Impact.
IPI-940: Targeting Broad Areas of Unmet Need
Purdue Plans to Begin Phase 2 Studies in Pain in 2011
•
Neuropathic pain
– Postherpetic neuralgia
– HIV pain
– Peripheral diabetic neuropathy
– Chemotherapy-induced neuropathy
– Trigeminal neuralgia
– Fibromyalgia
•
Anxiety and depression
•
Inflammatory conditions

δ/γ:

Tyrosine kinase receptors
G-coupled protein receptors
PI3K-α,β,δ
PI3K-γ
PIP2
PI3K
PTEN
PIP3
PDK1, PDK2
PH domain
Kinase domain
Akt/PKB

Infinity PHARMACEUTICALS

Innovation. Evolution. Impact. 26 IPI-145: PI3K Inhibitor Leveraging Oncology Expertise to Address Significant Untapped Opportunity in Inflammatory Conditions and Oncology

δ/γ:

Adaptive
Innate
Expression
Heme Cells
Function
T- and B-cells
Activation
Proliferation
Migration
δ
Mast Cells
Neutrophils
Activation
γ
Leukocyte Chemotaxis
Microglial Activation
Endothelial Activation
Diseases
GvHD
Cancer
Asthma
Lung Inflammation
RA, MS
ALE
Atherosclerosis
Sepsis

Infinity PHARMACEUTICALS

Innovation. Evolution. Impact.
PI3K   Distinct and Overlapping Roles in
Immunity, with Significant Therapeutic Potential
•
PI3K plays key regulatory role in cell proliferation and survival, cell differentiation, cell trafficking and immunity
•
Delta and gamma isoforms are restricted to immune system cells
– Strongly implicated in broad range of inflammatory conditions and hematologic cancers

Innovation. Evolution. Impact.
IPI-145: Differentiated Product Candidate
Rapidly Advancing to the Clinic
•
IPI-145 is a novel, orally available, small molecule dual-specific inhibitor of PI3K and PI3K
– Demonstrated activity in preclinical models of rheumatoid arthritis, allergy, and inflammation
– Phase 1 development expected to begin in 2011
•
Research collaboration with Intellikine to identify additional differentiated PI3K and/or PI3K inhibitors for development

Innovation. Evolution. Impact.
Key 2010 Development Objectives
IPI-926 (Hedgehog Pathway Inhibitor)
Phase 1 data presentation
Phase 2 initiation in pancreatic cancer
IPI-504 (Hsp90 Chaperone Inhibitor)
Phase 2 data presentation in NSCLC
Phase 2 data read-out in HER2+ breast cancer
IPI-493 (Hsp90 Chaperone Inhibitor)
Phase 1 initiation in hematological malignancies
IPI-940 (FAAH Inhibitor)
Phase 1 completion
IPI-145 (PI3K Inhibitor)
Advance IND-enabling studies

Innovation. Evolution. Impact.
Our Vision for Creating Value for Patients and
Shareholders
•
World-class organization and pipeline
– Global discovery and development
– U.S. commercialization
•
Strategic partnering of products, on attractive financial terms, for market access
– Ex-U.S. (e.g., Mundipharma)
– Products best served by a GP sales force (e.g., FAAH program)
•
Operational capabilities and financial strength to access additional external opportunities

Innovation. Evolution. Impact.
Infinity:
Innovation. Evolution. Impact.

Integrated Team
Proven drug developers
and company builders
Financial Strength
Cash runway into 2013
Ownership of Valuable Product Rights
Establishing commercial infrastructure in US
Diverse Pipeline of Broadly
Applicable Targeted Therapies
Spanning Oncology and
Autoimmune/Inflammatory Diseases
Four candidates in the clinic
Fifth new IND planned for 2011

Innovation. Evolution. Impact.